UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               October 18, 2004

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

144-51 NORTHERN BOULEVARD FLUSHING, NEW YORK 11354
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))

( )       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Item 5.02 (b)      Departure of Directors or Principal Officers

    On October 18, 2004, Mr. John O. Mead retired from the Board of Directors of Flushing Financial Corporation and Flushing Savings Bank. Mr. Mead had been a member of Flushing Financial Corporation's Board since 1994 and of Flushing Savings Bank's Board since 1987.

Item 8.01      Other Events

     Flushing Financial Corporation regretfully announces the passing of John O. Mead on October 20, 2004. Attached as Exhibit 99.1 is the Company's press release, dated October 21, 2004, concerning this matter.

Item 9.01(c).     Exhibits

99.1. Press release of Flushing Financial Corporation, dated October 21, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2004

FLUSHING FINANCIAL CORPORATION

By:	/s/ Michael J. Hegarty
Title:	President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit		Page
99.1	Press release of Flushing Financial Corporation,
	dated October 21, 2004	5